UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2026
____________________________________________________________________________
SI-BONE, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________

Delaware	001-38701	26-2216351
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

471 El Camino Real
Suite 101
Santa Clara, CA 95050
(Address of principal executive offices) (Zip Code)

(408) 207-0700
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SIBN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 11, 2026, SI-BONE, Inc. (the “Company”) and BIXBY SPE FINANCE 11, LLC (“Landlord”) entered into the Fourth Amendment to Lease (the “Fourth Lease Amendment”) to the Office Lease Agreement dated as of February 2, 2018, as amended by that certain First Amendment to Lease dated as of April 16, 2018, that certain Second Amendment to Lease dated as of July 18, 2024, and that certain Third Amendment to Lease dated as of June 5, 2026 (collectively, as amended, the “Lease”). The Lease is for 21,848 square feet of office space located at 471 El Camino Real, Santa Clara, California, the Company’s corporate headquarters.

Pursuant to the Fourth Lease Amendment, the Company and Landlord agreed to extend the term of the Lease for a month commencing on October 1, 2026 and expiring October 31, 2026 (the “Expiration Date”) with the base rent in the amount of $43,696 per month. Pursuant to the Fourth Lease Amendment, the Company agreed to continue to pay its share of operating expenses and taxes through the Expiration Date.

The foregoing description of the Fourth Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Lease Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference herein in its entirety.

Item 8.01. Other Events.

On August 21, 2026, the Company initiated a voluntary recall of 98 iFuse TORQ implants from specific lots whose tube packaging had been manufactured between May 4, 2026 and May 15, 2026 and which had been distributed to the Company’s field salesforce and its customers. The Company initiated the recall due to the failure of some of the products’ tube packaging to meet acceptance criteria to act as a sterile barrier, potentially compromising product sterility, presenting a risk of infection which could lead to patient harm, including revision surgery.

Of the 98 implants subject to recall, two had already been implanted in patients. The Company has notified the two implanting physicians and, as of the date of this report, no infections or adverse events have been reported to the Company in connection with these two procedures. The Company submitted a report of correction and removal to the U.S. Food and Drug Administration (“FDA”) on August 31, 2026, and has recommended that the action be classified as a Class II recall based on the Company’s health hazard evaluation. The Company and its contract and subcontract manufacturers will continue their investigation into the matter in consultation with FDA.

The integrity of the tube packaging is periodically assessed by the Company’s tube packaging subcontract manufacturer, which notified the Company of the failure on August 17, 2026. The Company believes that a total of approximately 3,900 implants will need to be repackaged and re-sterilized due to the packaging issue, including implants from the recalled lots as well as other inventory impacted by the tube packaging issue which had not left the Company's control. Other than the 98 implants which had been distributed to the Company’s salesforce, the remaining implants are all located in the Company’s warehouse or within inventory managed by the Company’s implant manufacturer, and have been or are in the process of being quarantined. Based on additional testing by the tube manufacturer, including re-testing of tubes preserved from historical lots, the Company does not believe that implants other than the recalled and quarantined lots are affected by the packaging issue.

Costs related to the packaging failure include the costs to recall and sort implants in the Company's warehouse and costs to repackage and re-sterilize affected implants. While it is too early to ascertain exact total costs, the Company expects to record an aggregate gross charge of up to approximately $150,000 in the third quarter and fourth quarter cost of goods sold depending on the timing related to these activities. The Company anticipates seeking recovery of these costs from the tube manufacturer, but no assurance can be given that any recovery will be obtained. The Company does not believe that its third quarter revenue will be otherwise impacted by the recall or related activities. The Company does not anticipate that the recall and related activities will materially impact its ability to provide implants to physicians or the ability of physicians to treat patients based on additional on-hand inventory not impacted by the packaging issue. The Company expects to provide additional details, if any, regarding the potential financial impact of this event when it reports its third quarter results.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the voluntary recall and related activities; the anticipated financial impact of the recall and related activities; expected charges and costs, the anticipated effect of the recall and related activities on the Company’s business, operations and ability to provide implants to physicians; the Company’s ongoing investigation and consultation with the FDA; and the timing of any additional disclosures regarding the potential financial impact of the recall and related activities. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of such risks and uncertainties, including that the recall and related activities may expand in scope to include additional lots or products; that the FDA may classify the recall differently than anticipated or take other regulatory action; that the actual charge may exceed estimates; that the Company may not recover costs from the tube manufacturer; that adverse events or product liability claims may arise; and other risks described in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as in the Company’s other filings with the Securities and Exchange Commission available at the SEC’s website at www.sec.gov, including under the caption “Risk Factors.” The Company undertakes no obligation to update any forward-looking statements contained herein, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to Lease, dated September 11, 2026, between SI-BONE, Inc. and BIXBY SPE FINANCE 11, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI-BONE, INC.

Date:	September 11, 2026	By:	/s/ Anshul Maheshwari
Anshul Maheshwari
Chief Operating Officer & Chief Financial Officer
(Principal Financial and Accounting Officer)